UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Waters Corporation

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to be held on May 12, 2020, for Waters Corporation

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement, annual report, directions to register for the virtual annual meeting and voting instructions, go to www.proxydocs.com/WAT. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2020 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before May 1, 2020.

For a Convenient Way to VIEW Proxy Materials
– and –
VOTE Online go to: www.proxydocs.com/WAT

Proxy Materials Available to View or Receive:

Annual Report on Form 10-K and Proxy Statement

Printed materials may be requested by one of the following methods:

INTERNET www.investorelections.com/WAT	TELEPHONE (866) 648-8133		*E-MAIL paper@investorelections.com
You must use the 12 digit control number located in the shaded gray box below.		*	If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

Waters Corporation Notice of Annual Meeting
	Date:	Tuesday, May 12, 2020
	Time:	9:00 A.M. (Eastern Time)
	Place:	www.proxydocs.com/WAT
Board of Directors Recommends a Vote FOR all nominees for director in Proposal 1 and FOR proposals 2, 3 and 4.

1.	To elect the ten directors specifically named in the proxy statement to serve for a term of one year and until their successors are elected:

Nominees	(01) Linda Baddour	(05) Gary E. Hendrickson	(09) JoAnn A. Reed
	(02) Michael J. Berendt, Ph.D.	(06) Christopher A. Kuebler	(10) Thomas P. Salice
	(03) Edward Conard	(07) Christopher J. O’Connell
	(04) Laurie H. Glimcher, M.D.	(08) Flemming Ornskov, M.D., M.P.H

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2020.

3.	To approve, by non-binding vote, named executive officer compensation.

4.	To approve the 2020 Equity Incentive Plan.

5:	To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

You may attend the Annual Meeting virtually via the Internet by registering at www.proxydocs.com/WAT where you will be able to vote electronically and submit questions. In order to attend, you must register in advance at www.proxydocs.com/WAT prior to the deadline of May 7, 2020 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will also permit you to submit questions.